EXHIBIT 23.2
                                                                  --------------

                       Consent of Independent Accountants

         We consent to the incorporation by reference in the Form S-8 Registration Statement of our report, dated February 20, 1998 with respect to our audit of the financial statements included in the Company's Annual Report (Form 10-KSB) for the year ended December 31, 1997.



                                            /s/ Richard A. Eisner & Company, LLP
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Florham Park, New Jersey
December 29, 1998